Exhibit 10.27.2.1

Medicaid HMO Contract

Amerigroup Florida, Inc.
d/b/a Amerigroup Community Care
AHCA CONTRACT NO. FA614
AMENDMENT NO. 4
THIS CONTRACT, entered into between the STATE OF FLORIDA, AGENCY FOR HEALTH CARE ADMINISTRATION, hereinafter referred to as the “Agency” and AMERIGROUP FLORIDA, INC. D/B/A AMERIGROUP COMMUNITY CARE, hereinafter referred to as the “Vendor” or “Health Plan”, is hereby amended as follows:
1. Attachment I, Scope of Services, is hereby amended to include Exhibit II-D, Fourth Revised Capitation Rates, attached hereto and made a part of the Contract. All references in the Contract to Exhibit II-C, Third Revised Capitation Rates, shall hereinafter also refer to Exhibit II-D, Fourth Revised Capitation Rates, as appropriate.
2. Attachment I, Scope of Services, is hereby amended to include Exhibit III-A, September 1, 2007-August 31, 2008 Medicaid Non-Reform HMO Capitation Rates, attached hereto and made a part of the Contract. All references in the Contract to Exhibit III, September 1, 2006 — August 31, 2007 HMO Rates, shall hereinafter also refer to Exhibit III-A, September 1, 2007- August 31, 2008 Medicaid Non-Reform HMO Capitation Rates, as appropriate.
3. Attachment II, Medicaid Prepaid Health Plan Model Contract, Section V, Covered Services, Item C, Expanded Services, sub-item 2 is hereby deleted in its entirety and replaced with the following:
2.	The following is a list of the Health Plan’s Expanded Services:
a.	Adult basic dental benefits, such as cleanings, simple fillings, and/or extractions.

b.	Up to $25 credit per household each month for selected over-the-counter drugs and/or health supplies.

c.	Respite Care services — Annual maximum of not more than an initial home health visit by an R.N. and eight (8) follow-up visits by an aide. Follow-up visits are four (4) hours in length. Maximum of sixteen (16) hours in a given month and thirty-two (32) hours per year.

d.	Circumcisions for newborns (routine newborn circumcision up to twelve (12) weeks of age).
4.	This Amendment shall have an effective date of September 1, 2007, or the date on which both parties execute the Amendment, whichever is later.
             All provisions in the Contract and any attachments thereto in conflict with this Amendment shall be and are hereby changed to conform with this Amendment.
All provisions not in conflict with this Amendment are still in effect and are to be performed at the level specified in the Contract.
This Amendment and all its attachments are hereby made a part of the Contract.
This Amendment cannot be executed unless all previous amendments to this Contract have been fully executed.

AHCA Form 2100-0002 (Rev. NOV03)	AHCA Contract No. FA614, Amendment No. 4, Page 1 of 2

Amerigroup Florida, Inc. d/b/a Amerigroup Community Care	Medicaid HMO Contract
     IN WITNESS WHEREOF, the parties hereto have caused this eight (8) page Amendment (which includes all attachments hereto) to be executed by their officials thereunto duly authorized.

AMERIGROUP FLORIDA, INC.		STATE OF FLORIDA, AGENCY FOR
D/B/A/ AMERIGROUP COMMUNITY CARE		HEALTH CARE ADMINISTRATION

SIGNED BY:		SIGNED BY:

NAME:	William McHugh	NAME:	Andrew C. Agwunobi, M.D

TITLE:	CEO	TITLE:	Secretary

DATE:		DATE:

List of attachments included as part of this Amendment:

Specify	Letter/
Type	Number	Description
Exhibit	II-D	Fourth Revised Capitation Rates (1 Page)

Exhibit	III-A	September 1, 2007- August 31, 2008 Medicaid Non-Reform HMO Capitation Rates (5 Pages)
REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

AHCA Contract No. FA614, Amendment No. 4, Page 2 of 2	AHCA Form 2100-0002 (Rev. NOV03)

Amerigroup Florida, Inc. d/b/a Amerigroup Community Care	Medicaid HMO Contract
EXHIBIT II-D
FOURTH REVISED CAPITATION RATES
Table 4 — General Capitation Rates plus Mental Health Rates plus Transportation:

Area 3 Counties:
County:	Provider Number:
Hernando	015005350
Lake	015005341

Area 5 Counties:
County:	Provider Number:
Pasco	015005304
Pinellas	015005305

Area 6 Counties:
County:	Provider Number:
Hillsborough	015005300
Polk	015005307
Manatee	015005318

Area 7 Counties:
County:	Provider Number:
Orange	015005308
Seminole	015005313
Osceola	015005314
Brevard	015005336

Area 8 Counties:
County:	Provider Number:
Lee	015005302
Sarasota	015005306

Area 9 Counties:
County:	Provider Number:
Palm Beach	015005310

Area 10 Counties:
County:	Provider Number:
Broward	015005311

Area 11 Counties:
County:	Provider Number:
Miami-Dade	015005312

AHCA Form 2100-0002 (Rev. NOV03)	AHCA Contract No. FA614, Exhibit II-D, Page 1 of 1

EXHIBIT III-A
September 1, 2007- August 31, 2008
Medicaid Non-Reform HMO Capitation Rates
By Area , Age and Eligibility Category
 ESTIMATED HEALTH PLAN RATES (NOT FOR USE UNLESS APPROVED BY CMS)
TABLE 1
General Rates:

				TANF							SSI-N	SSI-B	SSI-AB
Area	BTHM0+2M0 3M0.11MO	AGE (1-5)	AGE (6-13)	AGE (14-20)		AGE (21.54)		AGE (55+)	BTHMO+2M0 3M0-11MO	AGE (1-5)	AGE (6-13) AGE (14-20) AGE (21-54) AGE (55+)		AGE (65-)	AGE (65+)
				Female	Male	Female	Male
**** REDACTED****
TABLE 2
General + Mental Health Rates:

				TANF							SSI-N	SSI-B	SSI-AB
Area	BTHM0+2M0 3M0.11MO	AGE (1-5)	AGE (6-13)	AGE (14-20)		AGE (21.54)		AGE (55+)	BTHMO+2M0 3M0-11MO	AGE (1-5)	AGE (6-13) AGE (14-20) AGE (21-54) AGE (55+)		AGE (65-)	AGE (65+)
				Female	Male	Female	Male
**** REDACTED****
AHCA Contract No. FA614, Exhibit III-A, Page 1 of 5
HMO CapRates_200709-200608 08/10/2007

EXHIBIT III-A
September 1, 2007- August 31, 2008
Medicaid Non-Reform HMO Capitation Rates
By Area, Age and Eligibility Category
 ESTIMATED HEALTH PLAN RATES (NOT FOR USE UNLESS APPROVED BY CMS)
TABLE 3
General + MH + Dental Rates:

	TANF										SSI-N	SSI-B	SSI-AB
Area	BTHM0+2M0 3M0.11MO	AGE (1-5)	AGE (6-13)	AGE (14-20)		AGE (21.54)		AGE (55+)	BTHMO+2M0 3M0-11MO	AGE (1-5)	AGE (6-13) AGE (14-20) AGE (21-54) AGE (55+)		AGE (65-)	AGE (65+)
				Female	Male	Female	Male
**** REDACTED****
TABLE 4
General + MH + Transportation Rates:

				TANF							SSI-N	SSI-B	SSI-AB
Area	BTHM0+2M0 3M0.11MO	AGE (1-5)	AGE (6-13)	AGE (14-20)		AGE (21-54)		AGE (55+)	BTHMO+2M0 3M0-11MO	AGE (1-5)	AGE (6-13) AGE (14-20) AGE (21-54) AGE (55+)		AGE (65-)	AGE (65+)
				Female	Male	Female	Male
**** REDACTED****

AHCA Contract No. FA614, Exhibit III-A, Page 2 of 5	HMO CapRates_200709-200808 08/10/2007

EXHIBIT III-A
September 1, 2007- August 31, 2008
Medicaid Non-Reform HMO Capitation Rates
By Area, Age and Eligibility Category
 ESTIMATED HEALTH PLAN RATES (NOT FOR USE UNLESS APPROVED BY CMS)
TABLE 5
General + Transportation Rates:

	TANF									SSI-N			SSI-B	SSI-AB
Area	BTHM0+2M0	3M0.11MO	AGE (1-5)	AGE (6-13)	AGE (14-20)		AGE (21.54)		AGE (55+)	BTHMO+2M0 3M0-11MO	AGE (1-5)	AGE (6-13) AGE (14-20) AGE (21-54) AGE (55+)		AGE (65-)	AGE (65+)
					Female	Male	Female	Male
**** REDACTED****
TABLE 6
General + Dental Rates:

	TANF									SSI-N			SSI-B	SSI-AB
Area	BTHM0+2M0	3M0.11MO	AGE (1-5)	AGE (6-13)	AGE (14-20)		AGE (21-54)		AGE (55+)	BTHMO+2M0 3M0-11MO	AGE (1-5)	AGE (6-13) AGE (14-20) AGE (21-54) AGE (55+)		AGE (65-)	AGE (65+)
					Female	Male	Female	Male
**** REDACTED****

AHCA Contract No. FA614, Exhibit III-A, Page 3 of 5	HMO CapRates_200709-200808 08/10/2007

EXHIBIT III-A
September 1, 2007- August 31, 2008
Medicaid Non-Reform HMO Capitation Rates
By Area , Age and Eligibility Category
 ESTIMATED HEALTH PLAN RATES (NOT FOR USE UNLESS APPROVED BY CMS)
TABLE 7
General + Dental + Transportation Rates:

	TANF									SSI-N			SSI-B	SSI-AB
Area	BTHM0+2M0	3M0.11MO	AGE (1-5)	AGE (6-13)	AGE (14-20)		AGE (21.54)		AGE (55+)	BTHMO+2M0 3M0-11MO	AGE (1-5)	AGE (6-13) AGE (14-20) AGE (21-54) AGE (55+)		AGE (65-)	AGE (65+)
					Female	Male	Female	Male
**** REDACTED****
TABLE 8
General + Mental Health + Dental + Transportation Rates:

	TANF									SSI-N			SSI-B	SSI-AB
Area	BTHM0+2M0	3M0.11MO	AGE (1-5)	AGE (6-13)	AGE (14-20)		AGE (21-54)		AGE (55+)	BTHMO+2M0 3M0-11MO	AGE (1-5)	AGE (6-13) AGE (14-20) AGE (21-54) AGE (55+)		AGE (65-)	AGE (65+)
					Female	Male	Female	Male
**** REDACTED****

AHCA Contract No. FA614, Exhibit III-A, Page 4 of 5	HMO CapRates_200709-200808 08/10/2007

EXHIBIT III-A
September 1, 2007- August 31, 2008
Medicaid Non-Reform HMO Capitation Rates
By Area , Age and Eligibility Category
ESTIMATED HEALTH PLAN RATES (NOT FOR USE UNLESS APPROVED BY CMS)

Area	Corresponding Counties

Area 1	Escambia, Okaloosa, Santa Rosa, Walton
Area 2	Bay, Calhoun, Franklin, Gadsden, Gulf, Holmes, Jackson, Jefferson, Leon, Liberty, Madison, Taylor, Washington, Wakulla
Area 3	Alachua, Bradford, Citrus, Columbia, Dixie, Gilchrist, Hamiliton, Hemando, Lafayette, Lake, Levy, Marion, Putnam, Sumter, Suwannee, Union
Area 4	Baker, Clay, Duval, Flagler, Nassau, St. Johns, Volusia
Area 5	Pasco, Pinellas
Area 6	Hardee, Highlands, Hillsborough, Manatee, Polk
Area 7	Brevard, Orange, Osceola, Seminole
Area 8	Charlotte, Collier, De Soto, Glades, Hendry, Lee, Sarasota
Area 9	Indian River, Okeechobee, St. Lucie, Martin, Palm Beach
Area 10	Broward
Area 11	Dade, Monroe
Created on August 10, 2007

AHCA Contract No. FA614, Exhibit III-A, Page 5 of 5	HMO CapRates_200709-200808 08/10/2007

Amerigroup Florida, Inc. d/b/a Amerigroup Community Care	Medicaid HMO Contract
     IN WITNESS WHEREOF, the parties hereto have caused this eight (8) page Amendment (which includes all attachments hereto) to be executed by their officials thereunto duly authorized.

AMERIGROUP FLORIDA, INC.		STATE OF FLORIDA, AGENCY FOR
D/B/A/ AMERIGROUP COMMUNITY C		HEALTH CARE ADMINISTRATION

SIGNED BY:	/S/ William McHugh	SIGNED BY:

NAME: William McHugh		NAME: Andrew C. Agwunobi, M.D

TITLE:. CEO		TITLE: Secretary

DATE: 8-31-07		DATE:

List of attachments included as part of this Amendment:

Specify	Letter/
Type	Number	Descnption

Exhibit	II-D	Fourth Revised Capitation Rates (1 Page)

Exhibit	III-A	September 1, 2007- August 31, 2008 Medicaid Non-Reform HMO Capitation Rates (5 Pages)
REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

AHCA Contract No. FA614, Amendment No. 4, Page 2 of 2	AHCA Form 2100-0002 (Rev. NOV03)